                                                           Exhibit 10(i).7




                                                           EXHIBIT C


           _________________________________________________________



                             NOTE PLEDGE AGREEMENT


                                     among



                        Bally's Park Place Funding, Inc.
                            (a Delaware Corporation)


                            Bally's Park Place, Inc.
                           (a New Jersey Corporation)

                                      and

                         First Bank National Association


                                 as Trustee for
                               the holders of the
                     ______% First Mortgage Notes due 2004
                      of Bally's Park Place Funding, Inc.

                            ________________________


                          Dated as of ________, 1994

                            ________________________

           _________________________________________________________


0020169.01-New York Server 3a               Draft February 22, 1994 - 11:47 am

                             NOTE PLEDGE AGREEMENT


                 NOTE PLEDGE AGREEMENT (the "Pledge Agreement"), dated as of ________, 1994 among Bally's Park Place Funding, Inc., a Delaware corporation (the "Finance Company"), Bally's Park Place, Inc., a New Jersey corporation (the "Operating Company"), and First Bank National Association (the "Trustee"), in its capacity as trustee under the Indenture, dated as of
___________________, 1994   (the "Indenture"), relating to the Finance
Company's ______% First Mortgage Notes due 2004 (the "Securities"). As used herein, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture.

                              W I T N E S S E T H:

                 WHEREAS, the Finance Company has advanced to the Operating Company an amount equal to the entire proceeds derived from the sale by the Finance Company of $425,000,000 aggregate principal amount of the Securities;

                 WHEREAS, the Operating Company has made and delivered to the Finance Company its Note, dated ______ __, 1994 (the "Note"), evidencing the aforementioned advances, in the principal amount of $425,000,000 and payable to the order of the Finance Company;

                 WHEREAS, in order to secure the payment and performance of the Indenture Obligations, the Finance Company desires to pledge by this Pledge Agreement all of its right, title and interest in the Note to the Trustee; and

                 WHEREAS, the parties hereto desire to set forth their mutual understanding and certain agreements regarding the terms and conditions of the pledge of the Note made by the Finance Company to the Trustee for the benefit of the Holders and certain agreements among the Finance Company, the Operating Company and the Trustee relative to such pledge.

                 NOW, THEREFORE, in consideration of the premises and other benefits to the Finance Company and the Operating Company, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 1. Pledge. As collateral security for payment and performance in full of the Indenture Obligations, in accordance with their respective terms, the





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

Finance Company hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Trustee, and hereby grants unto the Trustee for the benefit of the Holders, and unto its successors and assigns, a continuing security interest in all of the right, title and interest of the Finance Company in, to and under any and all of the following described property, rights and interests and any and all documents evidencing such property, rights and interests (collectively, the "Pledged Collateral"), to be held and administered by the Trustee in accordance with the provisions hereof and of Article Four of the Indenture):

                          (a)     the Note, including all renewals, extensions
and modifications of the same, and without limiting the generality of the foregoing, the present, continuing and future right to make claim for, collect or cause to be collected, receive or cause to be received directly from the Operating Company all payments of principal, premiums, if any, interest and other sums of money payable thereunder; and

                          (b)     any substituted or additional Property of the
kind or type described in subsection 1(a) required to be supplied under the terms of this Pledge Agreement.

                 TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Trustee for the benefit of the Holders, and unto their respective successors and assigns; subject, however, to the terms, covenants and conditions hereinafter set forth.

                 2. Representations, Warranties and Covenants of the Finance Company. The Finance Company hereby represents and warrants, covenants and agrees that:

                          (a)     Except for (i) the security interest granted
hereunder to the Trustee for the benefit of the Holders and (ii) any restrictions imposed pursuant to the New Jersey Casino Control Act and the rules and regulations promulgated thereunder, the Finance Company is the legal and equitable owner of the Pledged Collateral, holds the same free and clear of all liens, claims, charges, encumbrances and security interests of every kind and nature and has not made and will not make any other pledge, assignment, mortgage, hypothecation or transfer of the Pledged Collateral.





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

                          (b)     The Finance Company has valid right and legal
authority to pledge the Pledged Collateral in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons whomsoever and shall maintain and preserve the security interest granted hereunder with respect to the Pledged Collateral as long as this Pledge Agreement shall remain in full force and effect.

                          (c)     Neither the execution and delivery of this
Pledge Agreement by the Finance Company or the Operating Company nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof violate or will violate the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which the Finance Company or the Operating Company is a party, or conflict or will conflict with any law, order, rule or regulation applicable to the Finance Company or the Operating Company of any court or any government, regulatory body or administrative agency or any other governmental body having jurisdiction over the Finance Company, the Operating Company or their respective Properties or assets, which violation or conflict would have a material adverse effect on the business or condition of the Operating Company and the Finance Company taken as a whole or on the value of the Pledged Collateral.

                          (d)     No consent or approval which has not been
obtained prior to the date hereof of any governmental body or regulatory authority was or is necessary as a condition to the pledge hereunder of the Pledged Collateral, and such pledge is effective to vest in the Trustee the rights of the Trustee in the Pledged Collateral as set forth herein; provided, however, that the exercise of the rights of the Trustee hereunder is subject to the approval of the New Jersey Casino Control Commission.

                          (e)     The Finance Company shall deliver the Note to
the Trustee concurrently with the execution of this Pledge Agreement and each other item of Pledged Collateral immediately upon the Finance Company's acquisition thereof. Upon delivery to the Trustee, any and all Pledged Collateral shall be accompanied by such endorsements, instruments or documents in order to perfect the pledge hereunder of such Pledged Collateral. The Trustee shall have the right (but not the obligation) to hold the Note and any other documents representing the Pledged Collateral in its own name or in the name of its nominee, all in form and substance sufficient to make effective the pledge hereunder and otherwise satisfactory to the Trustee.





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

                          (f)     The Finance Company shall pay and discharge
all taxes, assessments and governmental charges or levies against any Pledged Collateral prior to delinquency thereof and shall keep all Pledged Collateral free of all unpaid charges whatsoever, unless contested in good faith and appropriate reserves have been set aside in accordance with generally accepted accounting principles.

                          (g)     For so long as any of the Securities shall
remain outstanding, the Finance Company shall take no action discharging, cancelling, extinguishing or otherwise impairing its right, title and interest in and to any of the Pledged Collateral in contravention of the terms of the Indenture. The Operating Company and the Finance Company shall at all times remain liable to observe and perform all of their respective covenants and obligations, if any, under the Note.

                 3. Administration of the Pledged Collateral. The Trustee shall administer the Pledged Collateral in accordance with the provisions hereof and of the Indenture.

                 4. Release and Substitution of Collateral. The Pledged Collateral shall not be released from the security interest created hereunder and no Property shall be substituted for any of the Pledged Collateral except in accordance with the provisions of Section 16.

                 5.       Default; Remedies.

                          (a)     Defined.  For purposes of this Pledge
Agreement, the terms "Default" and "Event of Default" shall have the respective meanings provided in the Indenture.

                          (b)     Remedies Generally.  Subject to the New
Jersey Casino Control Act and the rules and regulations promulgated thereunder, the Trustee shall be entitled to sue for, enforce payment of and receive any and all amounts due from the Operating Company for principal and interest on the Note, or any other sums due under the Pledged Collateral, with interest on overdue payments of such principal, and interest on overdue installments of interest, to the extent lawful, at the rate or rates set forth in the Pledged Collateral, together with any and all fees, costs and expenses of collection (including reasonable attorneys' fees and court costs), subject to statutory and other legal requirements. Subject to the New Jersey Casino Control Act and the rules and regulations promulgated





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

thereunder, if an Event of Default shall have occurred and be continuing, the Trustee may retain the Pledged Collateral or sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at public or private sale, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such other terms as are reasonably satisfactory to the Trustee. Upon consummation of any such sale, the Trustee shall have the right to assign, transfer, endorse and deliver to the purchaser thereof the Pledged Collateral so sold. Any such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Finance Company, and the Finance Company hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal which the Finance Company now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Trustee shall give the Finance Company 5 days' written notice (which the Finance Company agrees shall be deemed to be reasonable notification within the meaning of Section 9-504(3) of the relevant Uniform Commercial Code) of the Trustee's intention to make any such public or private sale. Any such sale shall be held at such time or times and at such place or places as the Trustee may fix. The Trustee shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Trustee until the sale price is paid by the purchaser or purchasers thereof, but the Trustee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, the Trustee may proceed by suit or suits at law or in equity to foreclose this Pledge Agreement and sell the Pledged Collateral pursuant to judgment or decree of a court or courts having competent jurisdiction.

                          (c)     Preventing Impairment of the Pledged
Collateral. Regardless of whether or not there shall have occurred any Default or Event of Default, the Trustee may institute and maintain or cause in the name of the Finance Company or the Trustee, or both, to be instituted and maintained, such suits and proceedings as the Trustee may be advised by its counsel shall be





0020169.01-New York Server 3a        6        Draft February 22, 1994 - 11:47 am
necessary or expedient to prevent any impairment of the Pledged Collateral in contravention of the terms of the Indenture.

                 6. Regulatory Matters. The Trustee acknowledges and agrees that:

                          (a)     all required prior approvals under applicable
Gaming Laws will be obtained in connection with the Trustee's exercise of any of the remedies set forth in Section 5 of this Pledge Agreement, including, without limitation, any separate prior approvals required in connection with the sale, transfer or other disposition of the Pledged Collateral; and

                          (b)     the approval of this Pledge Agreement under
the Gaming Laws, if and to the extent applicable, shall not be deemed to constitute an approval, either express or implied, of any of the actions of the Trustee permitted hereunder to the extent that such actions require a separate prior approval under applicable Gaming Laws, and in the event such separate prior approval is required the Trustee shall not take such action without first obtaining such separate prior approval.

                 7. Trustee Appointed Attorney-in-Fact. The Finance Company hereby constitutes and appoints the Trustee its attorney-in-fact for the purpose of carrying out the provisions, but subject to the terms and conditions, of this Pledge Agreement and taking any action and executing any instrument that the Trustee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, but subject to the terms and conditions of this Pledge Agreement, the Trustee shall have the right (but not the obligation), with full power of substitution, either in the Trustee's name or in the name of the Finance Company, to ask for, demand, sue for, collect, receive, and give acquittance for any and all monies due or to become due under or by virtue of any Pledged Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Trustee for the benefit of the Holders, representing any distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; PROVIDED, HOWEVER, that nothing herein contained shall be construed as requiring or obligating the Trustee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by





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

it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Trustee with respect to the Pledged Collateral shall give rise to any defense, counterclaim or right of offset in favor of the Finance Company or to any claim or right of action against the Trustee, unless the Trustee's actions are taken or omitted to be taken with gross negligence or bad faith or constitute willful misconduct.

                 8. Purchase of Pledged Collateral by the Trustee or the Secured Creditors. At any sale of the Pledged Collateral, whether pursuant to power of sale or otherwise hereunder, the Trustee or any Holder may, to the extent permitted by applicable law, bid for and purchase, free from any right of redemption, stay or appraisal (all such rights being hereby waived and released by the Finance Company to the extent permitted by law), the Pledged Collateral or any part thereof or any interest therein and upon compliance with the terms of such sale may hold, retain, exploit, resell or otherwise dispose of such property without further accountability to the Finance Company for the proceeds of such sale. The Finance Company will execute and deliver, or cause to be executed and delivered, such instruments, endorsements, assignments, waivers, certificates and other documents and take such further action as the Trustee shall request in connection with any such sale.

                 9. Application of Proceeds of Sale and Cash. The proceeds of any sale of the Pledged Collateral, together with any other monies held by the Trustee under the provisions of this Pledge Agreement, shall be applied by the Trustee in accordance with the provisions of the Indenture. All Revenues (as defined in Section 9) due and to become due under or pursuant to the Pledged Collateral shall be paid by the Operating Company directly to the Trustee.

                 10. Operating Company's Acknowledgment. The Operating Company hereby joins in the execution of this Pledge Agreement to acknowledge:
(i) the pledge by the Finance Company to the Trustee of the Finance Company's right, title and interest in and to the Pledged Collateral, (ii) the Operating Company's agreement to make payment of all Revenues under the Pledged Collateral directly to the Trustee at the address provided for notices in
Section 17 and to promptly and duly execute and deliver any and all instruments or other documents and take any and all actions as instructed by the Trustee in order to enable the Trustee to exercise any of its rights or powers, and (iii) the right of the Trustee to exercise or enforce in its own name or in the name of the Finance





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

Company, or both, all of the rights, powers and remedies of the Finance Company in and to the Pledged Collateral. As used herein, the term "Revenues" shall mean (x) all amounts paid or payable to the Finance Company by the Operating Company under the Note and (y) the net proceeds realized upon or as a result of the enforcement of the security interest granted under this Pledge Agreement or upon or as a result of the exercise of any right or remedy under the Pledged Collateral or this Pledge Agreement.

                 11. Waiver of Claims. Except as otherwise provided in this Pledge Agreement, THE FINANCE COMPANY AND THE OPERATING COMPANY EACH HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OF JUDICIAL HEARING IN CONNECTION WITH THE TRUSTEE'S TAKING POSSESSION OR THE TRUSTEE'S DISPOSITION OF ANY OF THE PLEDGED COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICES AND HEARINGS FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT EITHER OF THEM WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and, to the full extent permitted by applicable law, the Finance Company and the Operating Company each hereby further waive:

                          (a)     all damages occasioned by such taking of
possession except any damages which are the direct result of the Trustee's gross negligence, bad faith or willful misconduct;

                          (b)     all other requirements as to the time, place
and terms of sale or other requirements with respect to the enforcement of the Trustee's rights and powers hereunder; and

                          (c)     all rights of redemption, appraisement,
valuation, stay, marshalling of assets, extension or moratorium, existing at law or in equity, by statute or otherwise, now or hereafter in force, in order to prevent or delay the enforcement of this Pledge Agreement or the sale or other disposition of the Pledged Collateral or any portion thereof, and each of the Finance Company and the Operating Company, for itself and all who may claim under it, insofar as it now or hereafter lawfully may, hereby waives all such rights.

                 Any sale of, or exercise of any options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title,





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

interest, claim and demand, at law or in equity, of the Finance Company therein and thereto, and shall be a perpetual bar both at law and in equity against the Finance Company and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, through and under the Finance Company.

                 12. Remedies Cumulative; No Waiver. Each right, power and remedy of the Trustee provided for herein or in any other Security Document or the Indenture, or now or hereafter existing at law or in equity, by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy of the Trustee, or the Holders in any other Security Document or the Indenture, or now or hereafter existing at law or in equity, by statute or otherwise. No failure on the part of the Trustee or the Holders to exercise, and no delay in exercising, any right, power or remedy hereunder or under any other Security Document or the Indenture, or now or hereafter existing at law or in equity, by statute or otherwise, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No notice to or demand on the Finance Company hereunder shall, of itself, entitle the Finance Company to any other or further notice or demand in the same, similar or other circumstances.

                 13. Additional Collateral. Without notice or consent of the Finance Company and without impairment of the security interest and rights created by this Pledge Agreement, the Trustee may accept from any person or persons additional collateral or other security for the Indenture Obligations. Neither the creation of the security interest created hereunder nor the acceptance of any such additional collateral or security shall prevent the Trustee from resorting to such additional collateral or security or to the Pledged Collateral, in any order without affecting the Trustee's rights hereunder.

                 14. Further Assurances. The Finance Company agrees (i) that it shall, at its own expense, file or record such notices, financing statements, continuation statements, or other documents as may be necessary to perfect the security interest of the Trustee hereunder, and (ii) that it shall, at its own expense, do such further acts and things and execute and deliver to the Trustee such additional conveyances, assignments, agreements and instruments as the Trustee may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or relative to the Pledged Collateral or any





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

part thereof or in order to assure and confirm unto the Trustee its rights, powers and remedies hereunder.

                 15. Indemnification. The Trustee shall be entitled to indemnification as set forth in Section 606 the Indenture.

                 16. Termination. At such time as the Indebtedness under the Securities shall be fully paid or there has been defeasance of the Securities in accordance with the provisions of the Indenture, including
Section 401 & 1301 thereof, this Pledge Agreement shall terminate and the Trustee shall reassign and redeliver to the Finance Company all of the Pledged Collateral which has not been sold, disposed of, retained or applied by the Trustee in accordance with the terms hereof and the Indenture. Such reassignment and redelivery shall be without warranty by or recourse to the Trustee, and shall be at the expense of the Finance Company. At such time, this Pledge Agreement shall no longer constitute a lien upon or grant any security interest in any of the Pledged Collateral and the Trustee shall, at the Finance Company's expense, deliver to the Finance Company written acknowledgement thereof and cancellation of this Pledge Agreement in a form reasonably requested by the Finance Company.

                 17. Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

              To the Finance                     Bally's Park Place
              Company:                           Funding, Inc.
                                                 Park Place and the Boardwalk
                                                 Atlantic City, New Jersey 08401

                                                 Attn:  Corporate Secretary

              with a copy to:                    Benesch, Friedlander, Coplan &
                                                  Aronoff
                                                 1100 Citizens Building
                                                 Cleveland, Ohio  44114
                                                 Attn:  Irv Berliner

              To the Operating                   Bally's Park Place, Inc.





0020169.01-New York Server 3a       11        Draft February 22, 1994 - 11:47 am

                Company:                         Park Place and the Boardwalk
                                                 Atlantic City, New Jersey 08401

                                                 Attn:  Corporate Secretary

              with a copy to:                    Benesch, Friedlander, Coplan
                                                   & Aronoff
                                                 1100 Citizens Building
                                                 Cleveland, Ohio 44114
                                                 Attn:  Irv Berliner

              To the Trustee:                    First Bank National
                                                   Association

              Attn:                              Corporate Trust Department





0020169.01-New York Server 3a        12      Draft February 22, 1994 - 11:47 am

Any party hereto may, by notice to each other party, designate such additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party shall be deemed to have been given or made as of the date so delivered, if delivered personally or by courier; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five (5) calendar days after mailing, if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee). A copy of any notice given under this Pledge Agreement to any party shall also be given to each other party hereto. Any party hereto may give notice to the Holders at the addresses set forth for them in the register kept by the Registrar under the Indenture or may request that the Trustee notify them at such addresses.

                 18. Security Interest Absolute. All rights of the Trustee and security interests hereunder, and all obligations of the Finance Company and Operating Company hereunder, shall be absolute and unconditional irrespective of:

                                  (i)      any lack of validity or
                          enforceability of any provision of the Indenture, the Securities or any Security Document or any other agreement or instrument relating thereto;

                                  (ii)     any change in the time, manner or
                          place of payment of, or in any other term of, or any increase in the amount of, all or any of the Secured Obligations, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Indenture, the Securities or any Security Document;

                                  (iii)    any exchange, release or
                          non-perfection of any Lien on any other collateral, or any release or amendment or waiver of any term of any guaranty of, or consent to departure from any requirement of any guaranty of, all or any of the Secured Obligations; or

                                  (iv)     any other circumstance which might
                          otherwise constitute a defense available to, or a discharge of, a borrower or a pledgor.

                 19. Binding Agreement; Assignment. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Pledge Agreement nor any interest herein or in the Pledged Collateral, or any part thereof, may be as-





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
signed by the Finance Company or the Operating Company; PROVIDED, HOWEVER, that this Pledge Agreement shall be deemed to be automatically assigned by the Operating Company to any person which is a successor to the Operating Company, and by the Finance Company to any person which is a successor to the Finance Company, each in accordance with Section 801 of the Indenture. This Pledge Agreement shall be deemed to be automatically assigned by the Trustee to any person who succeeds to the Trustee as Trustee in accordance with Section 609 of the Indenture, and its assignee shall have all rights and powers of, and act as, the Trustee hereunder.

                 20. Governing Law; Jurisdiction. THE PARTIES HERETO EXPRESSLY ACKNOWLEDGE AND AGREE THAT, IN ACCORDANCE WITH THE PROVISIONS OF NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401 GOVERNING AGREEMENTS RELATING TO ANY OBLIGATION ARISING OUT OF A TRANSACTION COVERING IN THE AGGREGATE NOT LESS THAN $250,000, THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT MAY BE BROUGHT IN COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, EACH PARTY HERETO ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

                 21. Waiver of Jury Trial. THE FINANCE COMPANY AND THE OPERATING COMPANY EACH HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY WHICH EITHER OF THEM MIGHT OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE IN ANY LEGAL ACTION OR PROCEEDING BROUGHT WITH RESPECT TO, OR ARISING OUT OF, THIS PLEDGE AGREEMENT.

                 22. Casino Control Act. This Pledge Agreement, and the parties hereto, are subject to the provisions of the New Jersey Casino Control Act and the rules and regulations of the New Jersey Casino Control Commission thereunder including, but not limited to, any and all applicable licensing, qualification, notice,





0020169.01-New York Server 3a       14       Draft February 22, 1994 - 11:47 am
reporting or other requirements imposed by or pursuant to such Act, rules, regulations or Commission.

                 23. Amendments. This Pledge Agreement may not be amended or modified, except in conformity with Article Nine of the Indenture.

                 24. Severability. In the event that any provision contained in this Pledge Agreement shall for any reason be held to be illegal or invalid under the laws of any jurisdiction, such illegality or invalidity shall in no way impair the effectiveness of any other provision hereof, or of such provision under the laws of any other jurisdiction; PROVIDED, that in the construction and enforcement of such provision under the laws of the jurisdiction in which such holding of illegality or invalidity exists, and to the extent only of such illegality or invalidity, this Pledge Agreement shall be construed and enforced as though such illegal or invalid provision had not been contained herein.

                 25. Headings. Section headings used herein are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

                 26. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Trustee.





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

                 IN WITNESS WHEREOF, the Finance Company, the Operating Company and the Trustee have caused this Pledge Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                      BALLY'S PARK PLACE FUNDING, INC.
                                       (a Delaware Corporation), as the  Finance
                                      Company


                                      By: ______________________________


                                      Its: ____________________________



                                      BALLY'S PARK PLACE, INC.
                                       (a New Jersey Corporation),
                                      as the Operating Company



                                      By:____________________________


                                      Its: ____________________________



                                      First Bank National Association as Trustee



                                      By:______________________________


                                      Its:______________________________






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


STATE OF              )
                      :  ss.:
COUNTY OF             )

                 BE IT REMEMBERED, that on _________________________, before me, the subscriber, personally appeared ______________, who, being by me duly sworn on his/her oath, deposes and makes proof to my satisfaction, that he/she resides at ______________________, that he/she is a _____________ Secretary
of [             ], a corporation, the corporation named in the within
instrument; that he/she _______________ is a (Vice) President of said corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of said corporation; that deponent well knows the corporate seal of said corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed said Instrument signed and delivered by said (Vice) President as and for the voluntary act and deed of said corporation, in the presence of deponent, who thereupon subscribed his/her name thereto as attesting witness.



                                      __________________________
                                              Secretary


Sworn to and subscribed before me,
the date aforesaid.



_____________________________
Notary Public





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


STATE OF              )
                      :  ss.:
COUNTY OF             )

                 BE IT REMEMBERED, that on _________________________, before me, the subscriber, personally appeared ______________, who, being by me duly sworn on his/her oath, deposes and makes proof to my satisfaction, that he/she resides at ______________________, that he/she is a _____________ Secretary
of [             ], a corporation, the corporation named in the within
instrument; that he/she _______________ is a (Vice) President of said corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of said corporation; that deponent well knows the corporate seal of said corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed said Instrument signed and delivered by said (Vice) President as and for the voluntary act and deed of said corporation, in the presence of deponent, who thereupon subscribed his/her name thereto as attesting witness.



                                      __________________________
                                              Secretary


Sworn to and subscribed before me,
the date aforesaid.



_____________________________
Notary Public





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